Note 9 - Net Loss Per Share	6 Months Ended
Jun. 30, 2024
Notes to Financial Statements
Earnings Per Share [Text Block]
9.	Net Loss Per Share

Basic and diluted loss per common share are computed based on the weighted average number of common shares outstanding. The Company’s potentially dilutive securities, which include stock options and stock purchase warrants, have been excluded from the computation of diluted net loss per share as the effect would be antidilutive. The securities that could potentially dilute basic earnings per share in the future and that have been excluded from the computation of diluted net loss per share totaled 2,496,585 and 1,027,084 shares at June 30, 2024 and 2023, respectively.